SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  July 6, 1994
                (Date of Report, date of earliest event reported)




                                    VALHI, INC.
             (Exact name of Registrant as specified in its charter)


              Delaware              1-5467             87-0110150
            (State or other        (Commission         (IRS Employer
             jurisdiction of        File Number)        Identification
             incorporation)                             No.)


             5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
             (Address of principal executive offices)     (Zip Code)



                                (214) 233-1700
              (Registrant's telephone number, including area code)



                                Not applicable
             (Former name or address, if changed since last report)

Item 5:  Other Events

         On July 6, 1994, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference. The press release relates to the announcement by the Registrant that it entered into a Memorandum of Understanding concerning the sale of its wholly-owned subsidiary, The Amalgamated Sugar Company.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibit

         Item No.                    Exhibit Index

           99.1        Press release dated July 6, 1994

                       issued by the Registrant


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VALHI, INC.
                              (Registrant)



                              By: /s/ Steven L. Watson
                                  Steven L. Watson
                                  Vice President & Secretary



Date:  July 7, 1994